UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL TRAVEL GROUP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNIVERSAL TRAVEL GROUP
5th Floor, South Block, Building 11
 Shenzhen Software Park, Zhongke 2nd Road
 Nanshan District, Shenzhen,
PRC 518001
September 13, 2010
Dear Stockholder:

On behalf of the board of directors of Universal Travel Group (the “Company” or “we”), I invite you to attend our 2010 Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Wuzhou Hall
Wuzhou Guest House
#6001 Shennan Road
Futian District
Shenzhen, Guangdong Province
China

On:	October 11, 2010

Time:	2:00 p.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card, and our 2009 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the approval of an amendment to our Certificate of Incorporation, election of directors, ratification and approval of the 2010 Stock Incentive Plan, ratification of the appointment of Goldman Kurland Mohidin as our independent registered public accounting firm for the fiscal year ending December 31, 2010, and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting. You may also revoke your proxy or voter instructions at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Universal Travel Group. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at Universal Travel Group, 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzen, PRC 518001.

Sincerely,

/s/ Jiangping Jiang
Jiangping Jiang
Chairman and Chief Executive Officer

TABLE OF CONTENTS

UNIVERSAL TRAVEL GROUP
5th Floor, South Block, Building 11
 Shenzhen Software Park, Zhongke 2nd Road
 Nanshan District, Shenzhen,
PRC 518001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 11, 2010

To the Stockholders of UNIVERSAL TRAVEL GROUP:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of UNIVERSAL TRAVEL GROUP (the “Company”), a Nevada corporation, will be held at Wuzhou Hall, Wuzhou Guest House, #6001 Shennan Road, Futian District, Shenzhen, Guangdong Province, China, on Monday, October 11, 2010, at 2:00 p.m. local time, for the following purposes:

1.
To approve an amendment to the Company’s certificate of incorporation (the “Certificate of Incorporation”) to authorize the classification of the board of directors (the “Board”) into three classes with staggered terms;

2.
To elect seven directors to serve on the Board, in either Class I, Class II or Class III of the Board, subject to the provisions of the by-laws of the Company, with such Class I directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death, such Class II directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death, and such Class III directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death;

3.	To ratify and approve the 2010 Stock Incentive Plan;

4.	To ratify the appointment of Goldman Kurland Mohidin as our independent registered public accounting firm for our fiscal year ending December 31, 2010; and

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on August 23, 2010 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

By Order of the Board of Directors
Jiangping Jiang
Chairman and Chief Executive Officer

Shenzhen, PRC
September 13, 2010

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held October 11, 2010. This Proxy Statement to the Stockholders will be available at us.cnutg.com.

UNIVERSAL TRAVEL GROUP
5th Floor, South Block, Building 11
 Shenzhen Software Park, Zhongke 2nd Road
 Nanshan District, Shenzhen,
PRC 518001

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 11, 2010

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Universal Travel Group (the “Company”), a Nevada corporation, in connection with the Annual Meeting of Stockholders to be held at Wuzhou Hall, Wuzhou Guest House, #6001 Shennan Road, Futian District, Shenzhen, Guandong Province, China on Monday, October 11, 2010, at 2:00 p.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, PRC 518001, and its telephone number, including area code, is 011-86-755-83668489.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.
To approve an amendment to the Company’s certificate of incorporation (the “Certificate of Incorporation”) to authorize the classification of the board of directors (the “Board”) into three classes with staggered terms;

2.
To elect seven directors to serve on the Board, in either Class I, Class II or Class III of the Board, subject to the provisions of the by-laws of the Company, with such Class I directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death, such Class II directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until such director’s earlier resignation, removal or death, and such Class III directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death;

3.	To ratify and approve the 2010 Stock Incentive Plan;

4.	To ratify the appointment of Goldman Kurland Mohidin as our independent registered public accounting firm for our fiscal year ending December 31, 2010; and

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on August 23, 2010 and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about September 23, 2010.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares; Quorum; Required Vote

The number of outstanding shares of Common Stock entitled to vote at the meeting is 19,898,235. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will, however, be treated as present for quorum purposes on all matters.

Assuming the presence of a quorum at the Annual Meeting:

•
The affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is required to approve the Company’s amendment to its Certificate of Incorporation to authorize the classification of the Board into three classes with staggered terms, attached hereto as Appendix A;

•	Directors shall be elected by a plurality of the votes cast;

•
The affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is required to ratify and approve the 2010 Stock Incentive Plan, attached hereto as Appendix B;

•
The affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is required to ratify the appointment of Goldman Kurland Mohidin as the Company’s independent registered public accounting firm for the fiscal year ending December, 31, 2010; and

•	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the stockholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” Proposals 1, 2, 3 and 4 (to approve the Company’s amendment to its Certificate of Incorporation, to elect the Board’s nominees to the Board, to ratify and approve the 2010 Stock Incentive Plan, and to ratify the appointment of Goldman Kurland Mohidin as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010).

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2009 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2009 Annual Report and this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our annual report and proxy statement at your residence, and would like to receive a separate copy of our annual report and proxy statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Universal Travel Group, 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, PRC 518001; Attention: Secretary.

If you share an address with at least one other stockholder and currently receive multiple copies of annual reports and proxy statements, and you would like to receive a single copy of annual reports and proxy statements, please specify such request in writing and send such written request to Universal Travel Group, 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, PRC 518001; Attention: Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and (iv) all executive officers and directors as a group as of  August 17, 2010.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Common Stock (1)

Owner of More than 5% of Class

Common Stock	FMR LLC 82 Devonshire Street, Boston, Massachusetts 02109	2,244,117	(2)	11.3%

Directors and Executive Officers

Common Stock	Jiangping Jiang 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, People’s Republic of China 518001	5,164,912	(3)	26%

Common Stock	Yizhao Zhang 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, People’s Republic of China 518001	23,334	(4)	*

Common Stock	Jing Xie 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, People’s Republic of China 518001	12,148	(5)	*

Common Stock	Hujie Gao 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, People’s Republic of China 518001	6,074	(6)	*

Common Stock	Jiduan Yuan 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, People’s Republic of China 518001	20,248	(7)	*

Common Stock	Lizong Wang 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, People’s Republic of China 518001	20,248	(8)	*

Common Stock	Liquan Wang 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, People’s Republic of China 518001	6,074	(9)	*

Common Stock	Lawrence Lee 9784 Athletic Way Gaithersburg, MD20878	0	(10)	*

	Officers and Directors as a group	5,253,038		26.4%

  *Represents less than 1%

(1) In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of common stock owned by a person or entity on August 17, 2010, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on August 17, 2010 (19,898,235), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred and on exercise of the warrants and options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2) With respect to information relating to FMR LLC, the Company has relied on information supplied by such entity and Edward C. Johnson 3d on an amended Schedule 13G filed with the SEC on February 16, 2010. According to such amended Schedule 13G, FMR LLC and Edward C. Johnson 3d may be deemed to beneficially own 2,244,117 shares of the Company’s common stock, each with the sole power to dispose or to direct the disposition of 2,244,117 shares of the Company’s common stock and sole power to vote or to direct the vote of 843,409 shares of the Company’s common stock. FMR LLC may be deemed to beneficially own such shares of the Company’s common stock through FMR LLC’s subsidiaries and affiliated entities that serve as investment advisors and/or investment managers to various investment companies or institutional accounts. Members of the family of Edward C. Johnson 3d, the Chairman of FMR LLC, are the predominant owners of FMR LLC.

 (3) The shares reflected as beneficially owned by Jiangping Jiang represents (i) 4,000,000 shares of common stock held by Jiangping Jiang, (ii) 498,246 shares of common stock acquired upon her cashless exercise of certain options, and (iii) 666,666 shares of common stock held by Jiangping Jiang issuable upon the exercise of options that are currently exercisable or exercisable within 60 days. Jiangping Jiang was issued an option to purchase the 2,000,000 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of the Jiangping Jiang's employment in six (6) equal annual installments of 333,333 shares each (save for the last installment of 333,335 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. On October 15, 2009, Jiangping Jiang received 498,246 shares of common stock upon the cashless exercise of her option to purchase 666,666 shares of common stock.

(4) On October 15, 2009, Yizhao Zhang received 23,334 shares of common stock upon cashless exercise of his options to purchase 33,334 shares granted to him as compensation for being a director of the Company. Following the exercise, Yizhao Zhang continues to hold an option to purchase 105,000 shares of common stock granted to him as chief financial officer at an exercise price of $8.82, which option shall vest in one-third installments over three years.

(5) Jing Xie was issued an option to purchase the 20,000 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of the Jing Xie’s employment in six (6) equal annual installments of 3,333 shares each (save for the last installment of 3,335 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. This figure represents (i) 6,666 shares of common stock held by Jing Xie upon the exercise of options that are currently exercisable or exercisable within 60 days, and (ii) on October 15, 2009, Jing Xie received 5,482 shares of common stock upon the cashless exercise of her option to purchase 6,666 shares of common stock.

(6) Hujie Gao was issued an option to purchase the 10,000 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of the Hujie Gao’s employment in six (6) equal annual installments of 1,666 shares each (save for the last installment of 1,670 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. This figure represents (i) 3,333 shares of common stock held by Hujie Gao upon the exercise of options that are currently exercisable or exercisable within 60 days, and (ii) on October 15, 2009, Hujie Gao received 2,741 shares of common stock upon the cashless exercise of his option to purchase 3,333 shares of common stock.

(7) Jiduan Yuan was issued an option to purchase the 33,333 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of the Jiduan Yuan's employment in six (6) equal annual installments of 5,555 shares each (save for the last installment of 5,558 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. This figure represents (i) 11,111 shares of common stock held by Jiduan Yuan upon the exercise of options that are currently exercisable or exercisable within 60 days, and (ii) on October 15, 2009, Jiduan Yuan received 9,137 shares of common stock upon the cashless exercise of his option to purchase 11,111 shares of common stock.

(8) Lizong Wang was issued an option to purchase the 33,333 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of the Lizong Wang’s employment in six (6) equal annual installments of 5,555 shares each (save for the last installment of 5,558 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. This figure represents (i) 11,111 shares of common stock held by Lizong Wang upon the exercise of options that are currently exercisable or exercisable within 60 days, and (ii) on October 15, 2009, Lizong Wang received 9,137 shares of common stock upon the cashless exercise of his option to purchase 11,111 shares of common stock.

(9) Liquan Wang was issued an option to purchase the 10,000 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of the Liquan Wang’s employment in six (6) equal annual installments of 1,666 shares each (save for the last installment of 1,670 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. This figure represents (i) 3,333 shares of common stock held by Liquan Wang upon the exercise of options that are currently exercisable or exercisable within 60 days, and (ii) on October 15, 2009, Liquan Wang received 2,741 shares of common stock upon the cashless exercise of his option to purchase 3,333 shares of common stock.

(10) On August 17, 2009, Lawrence Lee was appointed a director of the Company. Pursuant to an appointment letter between the Company and Lawrence Lee, on September 1, 2009, Lawrence Lee was granted an option to purchase 10,000 shares of common stock at an exercise price equivalent to the closing price per share of common stock on the date of the grant, which option shall be exercisable one year from the date of grant.

(11) The terms of exercise for the options issued on January 20, 2009 are subject to the following acceleration provisions: in the event (i) the Company reports an after tax Net Income (as that term is defined in Securities Purchase Agreement dated August 29, 2008, entered into by and among the Company and certain investors, of $14,000,000 in its Annual Report on Form 10-K for its fiscal year 2008, then one third of the shares underlying the option shall vest and become immediately exercisable, (ii) the Company reports an after tax Net Income of $18,000,000 for its fiscal year 2009, then another one third of the shares underlying the option shall vest and become immediately exercisable and (iii) the Company reports an after tax Net Income of $22,000,000 for its fiscal year 2010, then the remainder of the shares underlying the option shall vest and become immediately exercisable.

PROPOSAL 1: AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED TERMS

The Board has adopted a resolution, the Classified Board Amendment, proposing an amendment to the Company's Certificate of Incorporation classifying the Board into three classes with staggered terms. At present, the Company's Board consists of a single class of seven Directors, all of whom are elected at each annual meeting of stockholders. The Classified Board Amendment would classify the Board into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

Members in each class would be elected at the Annual Meeting. The Directors initially elected in Class I, Huijie Gao, Jiduan Yuan, and Wenbin An, would serve until the annual meeting of stockholders in 2011 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The Directors initially elected in Class II, Lawrence Lee, and Lizong Wang, would serve until the annual meeting of stockholders in 2012 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The Directors initially elected in Class III, Jiangping Jiang and Jing Xie, would serve until the annual meeting of stockholders in 2013 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. Beginning with the election of Directors to be held at the year 2011 annual meeting, the class of Directors to be elected in such year (Class I) would be elected for a three year term, and at each successive annual meeting, the class of Directors to be elected in such year would be elected for a three year term, so that the term of office of one class of Directors shall expire in each year. Liquan Wang, who currently serves as our director, has elected not to stand for re-election to our Board at the 2010 Annual Meeting. The Board has nominated Wenbin An to serve as a director in Liquan Wang’s stead.

To preserve the classified board structure, the Classified Board Amendment also provides that a Director elected by the Board to fill a vacancy holds office until the next election of the class for which such Director has been chosen, and until that Director's successor has been elected and qualified or until his or her earlier resignation, removal or death.

Nevada law provides that the Directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote, unless otherwise provided in the Company’s articles of incorporation. Unless a Director is removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote, or resigns, three annual elections are needed to replace all of the Directors on the classified Board. The Classified Board Amendment may, therefore, discourage an individual or entity from acquiring a significant position in the Company's stock with the intention of obtaining immediate control of the Board. The Company is not aware of any present third party plans to gain control of the Company.

The Classified Board Amendment could have the following anti-takeover effects:

•	encourage persons seeking to acquire control of the Company to initiate the acquisition through arm's-length negotiations with the Company's management and Board;

•	discourage a third party from making a tender offer (or otherwise attempting to obtain control of the Company), even though such an attempt might benefit the Company and its stockholders;

•
discourage accumulations of large blocks of the Company's stock and fluctuations in the market price of the Company's stock caused by accumulations (so that stockholders lose opportunities to sell their shares at temporarily higher prices);

•
entrench incumbent management by discouraging a proxy contest, a holder of a substantial block of the Company's outstanding shares assuming control of the Company, or the removal of incumbent Directors or the change of control of the Board; and

•	reduce the possibility that a third party could effect a sudden or surprise change in control of the Board without the support of the then incumbent Board.

At the same time, the Classified Board Amendment would ensure that the Board and management, if confronted by a surprise proposal from a third party who had acquired a block of the Company's stock, would have time to review the proposal and appropriate alternatives to the proposal and possibly to attempt to negotiate a better transaction.

The complete text of the proposed amendment to the Company's Certificate of Incorporation, which includes the Classified Board Amendment, is attached as Appendix A. You should read Appendix A in its entirety.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is required for approval of this proposal.

The Board recommends a vote FOR the adoption of the proposed amendment to the Certificate of Incorporation.

PROPOSAL 2: ELECTION OF DIRECTORS

Nominees for Director

Seven (7) Directors are to be elected at the Annual Meeting. Subject to stockholder approval of the Classified Board Amendment, members of the Board in each class will be elected at the Annual Meeting. The Directors initially elected in Class I, Huijie Gao, Jiduan Yuan, and Wenbin An, would serve until the annual meeting of stockholders in 2011 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The Directors initially elected in Class II, Lawrence Lee, and Lizong Wang, would serve until the annual meeting of stockholders in 2012 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The Directors initially elected in Class III, Jiangping Jiang and Jing Xie, would serve until the annual meeting of stockholders in 2013 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. Liquan Wang, who currently serves as our director, has elected not to stand for re-election to our Board at the 2010 Annual Meeting. The Board has nominated Wenbin An to serve as a director in Liquan Wang’s stead. Beginning with the election of Directors to be held at the year 2011 annual meeting, each class of Directors would be elected for a three-year term. If for some unforeseen reason one or more of the nominees is not available as a candidate for Director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board. The following is a description of our director-nominees.

		Position with	Director
Name	Age	the Company	Since
Jiangping Jiang	48	Chief Executive Officer, Chairman	2006

Jing Xie	28	Secretary and a director	2006

Hujie Gao	29	Vice President of Corporate Finance and a director	2008

Jiduan Yuan	65	Director	2008

Lizong Wang	45	Director	2008

Wenbin An	71		–

Lawrence Lee	45	Director	2008

The following is a summary of the biographical information of our director-nominees:

Jiangping Jiang, 48, has been serving as our Chairwoman and Chief Executive Officer since July 12, 2006. Prior to founding the Yu Zhi Lu Aviation Service Company, in 1998, Jiangping Jiang held positions in the airline industry and in government. From 1991 to 1998, she was the manager of Shenzhen International Airlines Agency. From 1982-1991, she served as a member of the Chongqing municipal government planning committee. From 1979 to 1982, she was employed by Chengdu airport.

Jing Xie, 28, has been serving as our director and Secretary since December 29, 2006. Upon the resignation of Mr. Yizhao Zhang as our Chief Financial Officer, effective August 17, 2010, Mr. Xie was appointed to be the Company's interim Chief Financial Officer until a suitable candidate has been qualified and selected.  From March 2005 to December 29, 2006, he served as a Deputy General Manager of Shenzhen Yu Zhi Lu Aviation Service Company Limited. Mr. Xie has a Doctor of Business Administration from People's University of China; and he graduated from Economics & Business Faculty, University of Sydney, located in Sydney, Australia, with a Bachelor of Commerce degree, major in Accounting and E-Commerce in 2005. Mr.Xie is also a member of Association of Credited Chartered Accountants.

Hujie Gao, 29, has been our Vice President of Corporate Finance since 2005. From 2002 – 2005, he was a Senior General Accountant for Hubei Da Xin Accounting firm. Mr. Gao is experienced in many different industries, having audited several Chinese public companies, including Shandong Yanfa Industry, Lu Neng Tai Shan Group, and etc.  Mr. Gao has a Bachelor of Economics from Wuhan University.

Jiduan Yuan, 65, is a postgraduate, senior economist and an expert with the China Civil Aviation. From 1965 to 1992 Mr. Yuan worked in the Guangzhou Civil Aviation Management Bureau, holding the positions of Transportation Service Director and Vice Chief Economist. From 1992 to 1999 he worked in the South Center Aviation Management Bureau, where his positions included Enterprise Management Director, Communist Committeeman and Vice President.

Lizong Wang, 45, is an experienced strategic consultant with over 10 years of experience as an independent director for numerous companies, whose expertise encompasses leadership and advisory services to business and political organizations. Currently, he serves as an independent director of the Rui De Feng Agrochemical Company, Ltd. and 3NOD Co., Ltd., the first KOSDAQ Chinese company. Since 2001, he has also been serving as Secretary General of Guangdong High Tech Industry Chamber of Commerce, Deputy Secretary General of Guangdong Private Enterprise Cultural Association, and Deputy Secretary General of Shenzhen Tax Administration. In these positions, his responsibilities include providing information, financial consulting, fundraising techniques, and investment services to more than 6,000 members.

Wenbin An, 71, served as a diplomat for the PRC before retiring in 2002. He was deputy consul general in the PRC Consulate in Los Angeles from 1987 to 1994. In 1995, after returning to Beijing, Mr. An served as the Ministry of Foreign Affairs’ Chief Protocol for several years. During this time, Mr. An organized many high-profile events, including the Fourth World Conference on Women in Beijing in 2005, and the celebration of the handover of Hong Kong in 1997. Mr. An has accompanied PRC leaders on visits to more than thirty foreign countries. Mr. An graduated from Zhongshan University in Guangzhou where he majored in English language. Since retirement, Mr. An has served as a business consultant to several PRC companies.

Lawrence Lee, 45, was appointed as our independent director and new audit chair on August 17, 2009. Mr. Lee is currently the managing director of the Boardroom Advisors Company Limited, a financial advisory firm. Mr. Lee served as chief financial officer of Synutra International, Inc. a NASDAQ-listed company, from October 1, 2007 to November 15, 2009. From August 1, 2004 to September 30, 2007, Mr. Lee was vice president and chief financial officer of Kasen International Holdings Limited, a public company listed on the Hong Kong Stock Exchange. Prior to that, Mr. Lee served as chief financial officer at Eagle Brand Holdings Limited, a company listed on the Singapore Stock Exchange. Mr. Lee’s experience also includes serving as a financial controller at the Korean division of Exel Plc, and serving as a senior auditor at Waste Management Inc.’s international department in London. Mr. Lee is an fellow member of the Association of Chartered Certified Accountants (ACCA). Mr. Lee received a bachelor’s degree in management and engineering from Beijing Institute of Technology, a master’s degree in economics from Renmin University of China, and a master’s degree in accounting and finance from the London School of Economics.

The Board believes that each of the Company’s director-nominees is highly qualified to serve as a member of the Board. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating Committee seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director-nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Save as otherwise reported above, none of our directors hold directorships in other reporting companies and registered investment companies at any time during the past five years.

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Term of Office

As described above, subject to stockholder approval of the Classified Board Amendment, members of the Board in each class will be elected at the Annual Meeting. The Directors initially elected in Class I, Huijie Gao, Jiduan Yuan, and Wenbin An, would serve until the annual meeting of stockholders in 2011 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The Directors initially elected in Class II, Lawrence Lee, and Lizong Wang, would serve until the annual meeting of stockholders in 2012 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The Directors initially elected in Class III, Jiangping Jiang and Jing Xie, would serve until the annual meeting of stockholders in 2013 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. Beginning with the election of Directors to be held at the year 2011 annual meeting, the class of Directors to be elected in such year (Class I) would be elected for a three year term, and at each successive annual meeting, the class of Directors to be elected in such year would be elected for a three year term, so that the term of office of one class of Directors shall expire in each year. If the stockholders do not approve the Classified Board Amendment, each Director will hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified or until his/her earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

A plurality of the votes cast is required for approval of this proposal.

The Board recommends a vote FOR the election of all the above director nominees.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers. Our Board is comprised of seven directors. There are no family relationships between any of our directors or executive officers. Subject to stockholder approval of the Classified Board Amendment, the seven directors elected will serve in either Class I, Class II, or Class III, subject to the provisions of the by-laws of the Company, with such Class I directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death, such Class II directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death, and such Class III directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

The following table sets forth certain information concerning our directors and executive officers:

Directors and Executive Officers	Position/Title	Age

Jiangping Jiang	Chief Executive Officer, Chairman	48

Yizhao Zhang	Chief Financial Officer(1)	40

Jing Xie	Secretary and a director(1)	28

Hujie Gao	Vice President of Corporate Finance and a director	29

Jiduan Yuan	Director	65

Lizong Wang	Director	45

Liquan Wang	Director(2)	38

Lawrence Lee	Director	45

(1) As reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2010, Mr. Yizhao Zhang resigned as our Chief Financial Officer on the first anniversary of his employment and the expiration of his employment agreement with the Company for personal reasons. On August 17, 2010, the Board accepted Mr. Zhang’s resignation and appointed Mr. Jing Xie to be the Company’s interim Chief Financial Officer effective that date until a suitable candidate has been qualified and selected.

(2) Liquan Wang, who currently serves as our director, has elected not to stand for re-election to our Board at the 2010 Annual Meeting. The Board has nominated Wenbin An to serve as a director in Liquan Wang’s stead.

Information regarding the principal occupations of Jiangping Jiang, Jing Xie, Hujie Gao, Jiduan Yuan, Lizong Wang, and Lawrence Lee are set forth above under the heading “Nominees for Directors.” Information regarding the principal occupation of Yizhao Zhang and Liquan Wang is set forth below.

Yizhao Zhang, 40, was appointed to serve as our chief financial officer on August 17, 2009. He joined us as our independent director and audit chairman on June 24, 2008. Mr. Zhang has over 13 years of experience in accounting and internal control, corporate finance, and portfolio management. Previously, Mr. Zhang held senior positions in Energoup Holdings Corporation(OTC BB：ENHD), Shengtai Pharmaceutical Inc. (OTC BB:SGTI), Chinawe Asset Management Corporation (OTC BB: CHWE), and China Natural Resources Incorporation (NASDAQ CM: CHNR). He is also an independent non-executive director of China Green Agriculture Inc. (NYSE: CGA), China Education Alliance, Inc. (NYSE: CEU) and Kaisa Holdings Group (HK: 1638), respectively. Previously Mr. Zhang had experiences in portfolio management and asset trading in Guangdong South Financial Services Corporation from 1993 to 1999.He is a certified public accountant of the state of Delaware, and a member of the American Institute of Certified Public Accountants (AICPA). Mr. Zhang graduated with a bachelor’s degree in economics from Fudan University, Shanghai in 1992 and received an MBA degree with financial analysis and accounting concentrations from the State University of New York at Buffalo in 2003.

Liquan Wang, 38, has an MBA, is a Certified Public Accountant and Senior Partner of Shenzhen Hongxin CPA. Mr. Wang is an expert in General Financial Administration and building of complete and cost effective internal control systems. He has extensive executive experience in corporate strategy, budgeting and tax administration. From August 1994 to January 1999 he served as an accountant and vice head of the financial department at Liaoning Industrial Manufacture Projecting Co., Ltd. (Shanghai Stock Exchange: 600758). From February 1999 to April 2004 he served as financial manager of Shenzhen Guisu Enterprise Development Co., Ltd. (Shanghai Stock Exchange: 600722). From May 2004 to date Mr. Wang has been a Partner of Shenzhen Hongxin CPA.

Legal Proceedings

There are no material proceedings to which any director and executive officers of the Company is a party adverse to the Company or has a material interest adverse to the Company.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the company as a whole. Our code of ethics establishes requirements of our officers regarding conflicts of interest. Any violation of our code of ethics must be reported to the Company’s chief operating officer or any member of the Company’s Board.

Except for the ownership of our securities, none of the directors, executive officers, holders of more than five percent of the Company’s outstanding common stock, or any member of the immediate family of any such person have, to our knowledge, had a material interest, direct or indirect, in any transaction or proposed transaction, since the beginning of 2009, in which the Company was or is to be a participant and the amount involved exceeds $120,000.

Procedures for Approval of Related Party Transactions

Our Board is charged with reviewing and approving all potential related party transactions. All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWERNSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2009, our officers and directors, and all of the persons known to us to own more than 10% of our common stock, filed all required reports on a timely basis except Jiangping Jiang was late in filing a Form 4, Jing Xie was late in filing a Form 3, Liquan Wang was late in filing a Form 3, Jiduan Yuan was late in filing a Form 3, Lizong Wang was late in filing a Form 3, and Lawrence Lee was late in filing a Form 3.

DIRECTOR INDEPNDENCE

Our directors Liquan Wang, Jiduan Yuan, Lizong Wang, and Lawrence Lee qualify as independent directors under the NYSE Corporate Governance Rules.  Mr. Liquan Wang, who currently serves as our director, has elected not to stand for re-election to our Board at the 2010 Annual Meeting. However, if Mr. Wenbin An is elected at the 2010 Annual Meeting, he will qualify as an independent director under the NYSE Corporate Governance Rules.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; ANNUAL MEETING ATTENDNACE

Audit Committee and Audit Committee Financial Expert

Our Board established an Audit Committee in May 2007. The Audit Committee is responsible for (i) recommending independent accountants to the Board, (ii) reviewing our financial statements with management and the independent accountants, (iii) making an appraisal of our audit effort and the effectiveness of our financial policies and practices and (iv) consulting with management and our independent accountants with regard to the adequacy of internal accounting controls.  Our Audit Committee members are Lawrence Lee, Jiduan Yuan and Liquan Wang, and Lawrence Lee is the chairman of the Audit Committee.

Our Board has determined that it has an "audit committee financial expert" as defined by Item 407 of Regulation S-K as promulgated by the Securities and Exchange Commission. Our Audit Committee financial expert is Lawrence Lee. The directors who serve on the Audit Committee are "independent" directors based on the definition of independence in the listing standards of the NYSE Corporate Governance Rules. Our Board has adopted a written charter for the Audit Committee. The Charter is available on our website at http://cnutg.ir.stockpr.com/governance-documents.

Compensation Committee

Our Board established a Compensation Committee in June 2008.

The Compensation Committee of the Board is responsible for (i) determining the general compensation policies, (ii) establishing compensation plans, (iii) determining senior management compensation and (iv) administering our stock option plans. The members of the Compensation Committee currently are Jiduan Yuan, Lizong Wang and Liquan Wang with Liquan Wang as its chairman. The members of our Compensation Committee or their affiliates did not provide additional service to the Company or its affiliates in an amount in excess of $120,000 during the Company’s fiscal year ended December 31, 2009.

Our Board has adopted a written Compensation Committee charter. The charter is available on our website at http://cnutg.ir.stockpr.com/governance-documents. The directors who serve on the Compensation Committee are "independent" directors based on the definition of independence in the listing standards of the NYSE Corporate Governance Rules.

Nominating Committee

Our Board established a Nominating Committee in June 2008.

The purpose of the Nominating Committee of the Board is to assist the Board in identifying and recruiting qualified individuals to become board members and select director nominees to be presented for board and/or stockholder approval. The Nominating Committee will be involved with evaluating the desirability of and recommending to the board any changes in the size and composition of the board, evaluation of and successor planning for the chief executive officer and other executive officers. The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally. The members of the Nominating Committee currently are Lizong Wang, Jiduan Yuan and Liquan Wang and Lizong Wang is the chairman of the Nominating Committee.

The directors who serve on the Nominating Committee are "independent" directors based on the definition of independence in the listing standards of the NYSE Corporate Governance Rules. The Nominating Committee has a written charter. The charter is available on our website at http://cnutg.ir.stockpr.com/governance-documents.

It is a policy of the Nominating Committee that candidates for director (i) be determined to have unquestionable integrity and honesty, (ii) have the ability to exercise sound, mature and independent business judgment that is in the best interests of the company and the stockholders as a whole, (iii) have background and experience in fields that will compliment the talents of the other members of our Board, (iv) have the willingness and capability to take the time to actively participate in Board and committee meetings and related activities, (v) have the ability to work professionally and effectively with other members of our Board and our management, (vi) have the ability to remain on our Board long enough to make a meaningful contribution, and (vii) have no material relationships with competitors or other third parties that could create a reasonable likelihood of a conflict of interest or other legal issues.

When considering potential director nominees, the Nominating Committee also will consider the current composition of our Board and our evolving needs, including expertise, diversity and balance of inside, outside and independent directors. Although we do not have a formal policy for the consideration of diversity in identifying director nominees, the Nominating Committee recognizes the benefits associated with a diverse board, and strives to create diversity in perspective, background and experience in the Board as a whole when identifying and selecting director nominees. On an annual basis, as part of the Board’s self-evaluation, the Board assesses whether the mix of Board members is appropriate for our Company.

In compiling its list of possible candidates and considering their qualifications, the Nominating Committee will make its own inquiries, solicit input from other directors on our Board, and may consult or engage other sources, such as a professional search firm, if it deems appropriate.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to our Board at our 2011 annual meeting of stockholders may do so by submitting a written recommendation to the Nominating Committee, care of Universal Travel Group, 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, People’s Republic of China 518001, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.” For nominees for election to our Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•
The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director.

•	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•
As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

The board and its committees held a total of 10 meetings during the fiscal year of 2009 as follows:

Board of Directors	2
Audit Committee	2
Compensation Committee	3
Nominating Committee	3

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent.

Each director attended at least 75% of the total number of meetings of the board and those committees on which he served during the year.

Our non-management directors did not meet in executive session during 2009.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Jiangping Jiang is our chairwoman and chief executive officer. Lawrence Lee, the chairman of audit committee, is our Lead independent director. The board’s role in the risk oversight of the Company includes, among other things:

•	appointing, retaining and overseeing the work of the independent auditors, including resolving disagreements between the management and the independent auditors relating to financial reporting;

•	approving all auditing and non-auditing services permitted to be performed by the independent auditors;

•	reviewing annually the independence and quality control procedures of the independent auditors;

•	reviewing and approving all proposed related party transactions;

•	discussing the annual audited financial statements with the management;

•
meeting separately with the independent auditors to discuss critical accounting policies, management letters, recommendations on internal controls, the auditor’s engagement letter and independence letter and other material written communications between the independent auditors and the management.

The Board believes that the Company’s chief executive officer is best situated to serve as chairman of the Board because she is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, PRC 518001; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We have adopted a code of ethics to apply to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Code of Ethics is currently available on our website at http://cnutg.ir.stockpr.com/governance-documents.

BOARD OF DIRECTORS COMPENSATION

On January 20, 2009, Mr. Jiduan Yuan and Mr. Lizong Wang were each granted options to purchase 33,333 shares of our common stock and Mr Liquan Wang was granted options to purchase 10,000 shares of our common stock under the Universal Travel Group 2009 Incentive Stock Plan.  The options have an exercise price of $2.70 and a term of 10 years. The options vest in six annual equal installments.  However, in the event (i) the Company reports an after tax Net Income of $14,000,000  in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2008, then options to purchase one-third of the shares granted shall vest and become immediately exercisable and each grantee of such options shall be entitled to exercise his/her options rateably, (ii)  the Company reports an after tax Net Income of $18,000,000  in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2009, then options to purchase another one-third of the shares  granted shall vest and become immediately exercisable and each grantee of such options shall be entitled to exercise his/her options rateably and (iii) the Company reports an after tax Net Income of $22,000,000  in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2010, then options to purchase another one-third of the shares granted shall vest and become immediately exercisable and each grantee of such options shall be entitled to exercise his options rateably.

On August 17, 2009, Mr. Yizhao Zhang resigned as our director. Mr. Yizhao Zhang’s compensation as director of the Company is set forth in an appointment letter with the Company dated June 24, 2008, pursuant to which he was paid a monthly fee of $2,000. He had also been granted options to purchase a total of 33,333 shares of common stock of the Company, par value $0.001 at $4.56 per share. Options to purchase 11,111 shares may be exercised immediately, options to purchase an additional 11,111 shares may be exercised commencing July 1, 2009, and options to purchase the remaining 11,111 shares may be exercised commencing July 1, 2010, provided that in the case of the options to vest in 2009 and 2010 Mr. Zhang was still a director of or otherwise engaged by the Company. The options may be exercised until July 1, 2018.

On August 17, 2009, Mr. Lawrence Lee was appointed as our director. Mr. Lawrence Lee’s compensation as director of the Company is set forth in an appointment letter with the Company dated August 17, 2009. He will be paid a monthly fee of $2,000. He will also be granted an option to purchase 10,000 shares of common stock of Company at an exercise price equivalent to the closing price per share of common stock on the date of the grant. Such option shall be exercisable one year from the date of grant and may be exercised until August 2019, provided that Mr. Lee was still a director of or otherwise engaged by the Company.

Subject to stockholder approval of the Classified Board Amendment, and if elected to Class I of the Board, Mr. Wenbin An’s compensation as a director of the Company will be set forth in an appointment letter with the Company. He will be paid a monthly fee of $1,000. He will also be granted an option to purchase 10,000 shares of common stock of Company at an exercise price equivalent to the closing price per share of common stock on the date of the grant. Such option shall be exercisable one year from the date of grant and may be exercised until approximately August 2020, provided that Mr. An is still a director of or otherwise engaged by the Company.

Directors who also serve as an executive officer of the Company do not receive additional compensation for their role as a director.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2009 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2009 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and NYSE Corporate Governance Rules, and Lawrence Lee qualifies as an Audit Committee financial expert in accordance with the requirements of the NYSE Corporate Governance Rules and of such rules of the Commission.

Respectfully submitted by the Audit Committee,

Lawrence Lee, (Chairman)
Jiduan Yuan
Liquan Wang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We strive to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

It is not uncommon for PRC private companies in the PRC to have base salaries as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to the list of similar positions within comparable peer companies and consideration is given to the executive’s relative experience in his or her position.  Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

We plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation such as stock options. We expect that this compensation program will be comparable to the programs of our peer companies and aimed to retain and attract talented individuals.

COMPENSATION COMMITTEE REPORT OF EXECUTIVE COMPENSATION

The Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management.  Based on its review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and its proxy statement on Schedule 14A.  This report is provided by the following independent directors, who comprise the Committee:

Liquan Wang (Chairman)
Jiduan Yuan
Lizong Wang

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during the fiscal year ended 2009 were Jiduan Yuan, Lizong Wang and Liquan Wang with Liquan Wang as its chairman. None of our members of the Compensation Committee during the fiscal year ended 2009 served as an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure required by Item 404 of Regulation S-K.

SUMMARY COMPENSATION TABLE

Summary Compensation Table

The following table sets forth information with respect to the compensation of each of the named executive officers for services provided in all capacities to the Company and its subsidiaries in the fiscal years ended December 31, 2009 and 2008 in their capacity as such officers.  Ms. Jiang who is also the Chairwoman and director of the Company receives  no additional compensation for her services in her capacity as director. No other executive officer or former executive officer received more than $100,000 in compensation in the fiscal years reported below.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jiangping Jiang	2009	$9,230	$1,411	—	$796,048	—	—	—	$806,689
Chief Executive Officer	2008	$9,230	$1,411	—	—	—	—	—	$10,641
(principal executive officer)
Hujie Gao	2009	$5,384	$461	—	$1,321	—	—	—	$7,166
Vice President of Corporate Finance (1)	2008	$5,384	$461	—	—	—	—	—	$5,845
Jing Xie	2009	$11,034	$849	—	$3,961	—	—	—	$15,844
Interim Chief Financial Officer, Secretary and a director (principal financial officer) (1)(2)(3)	2008	$11,034	$849	—	—	—	—	—	$11,883
Yizhao Zhang	2009	$56,000	$0		$172,201				$228,201
Former Chief Financial Officer (principal financial officer)(2)(3)	2008	$14,000	$0		$38,594				$52,594

(1)	Mr. Jing Xie assumed the position of Chief Financial Officer with effect from February 17, 2009.
(2)	On August 17, 2009, Jing Xie resigned as our Chief Financial Officer. On the same date, our Board of Director appointed Yizhao Zhang to serve as our Chief Financial Officer with immediate effect.
(3)
As reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2010, Mr. Yizhao Zhang resigned as our Chief Financial Officer on the first anniversary of his employment and the expiration of his employment agreement with the Company for personal reasons. On August 17, 2010, the Board accepted Mr. Zhang’s resignation and appointed Mr. Jing Xie to be the Company’s interim Chief Financial Officer effective that date until a suitable candidate has been qualified and selected. There will be no change in the terms of Mr. Xie’s compensation set forth in an employment agreement between Mr. Xie and the Company, dated February 13, 2009. Under that agreement, Mr. Xie is to receive compensation consisting of the following: (i) an annual salary of $30,000, (ii) eligibility to receive bonus compensation and stock options or other equity-based incentives at the discretion of the compensation committee of the Board, (iii) medical and dental insurance, and (iv) social insurance.

We strive to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

It is not uncommon for private companies in the PRC to have base salaries as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to the list of similar positions within comparable peer companies and consideration is given to the executive’s relative experience in his or her position.  Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

We plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation such as stock options. We expect that this compensation program will be comparable to the programs of our peer companies and aimed to retain and attract talented individuals.

Employment Agreements

Mr. Zhang’s compensation as our Chief Financial Officer is set forth in an employment agreement between Mr. Zhang and us dated August 17, 2009.  Under that agreement, Mr. Zhang  will receive an annual salary of $80,000 and an option to purchase 105,000 shares of common stock of Company at an exercise price equivalent to the closing price per share of common stock on the date of the grant, which option shall vest in one-third installments over three years.  As an additional incentive to Mr. Zhang, we have agreed that all his options to purchase 100,000 pre-reverse split shares of the Company (33,334 post reverse split) granted to him as compensation for being a director of the Company shall become immediately exercisable provided always that he shall still serve in the position of Chief Financial Officer of the Company at the time of exercise of this option. Either party may terminate the employment by giving no less than 30 days’ notice.  Mr. Zhang shall also be entitled to medical, health and dental insurance.

Mr. Jing Xie’s appointment as our former Chief Financial Officer is set forth in an employment agreement between Mr. Xie and us dated February 17, 2009.  Under that agreement, Mr. Xie was to receive compensation consisting of the following: (i) an annual salary of $30,000, (ii) eligibility to receive bonus compensation and stock options or other equity-based incentives as the discretion of the Compensation Committee of the Board, and (iii) medical and dental insurance, (iv) social insurance.

Apart from the abovementioned, there are no other current employment agreements between the Company and its executive officers. Our executive officers have agreed to work without remuneration until such time as we receive sufficient revenues necessary to provide proper salaries to the officer and compensate the director for participation.

OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR-END

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table summarizes the outstanding equity awards to our named executive officers as of December 31, 2009:

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying of Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Jiangping Jiang	666,666	0	666,667	3.84

In January 2009, we adopted the Universal Travel Group 2009 Incentive Stock Plan.  On January 20, 2009, we issued options to purchases 2,000,000 shares of common stock to our Chief Executive Officer, Ms. Jiangping Jiang, at an exercise price of $3.84.  The remaining options to purchase 200,000 shares of common stock were issued on the same date to various employees at an exercise price of $2.70.  The term of each option was for 10 years.  The options vest in six annual equal installments. As part of this equity incentive plan, the Company registered with the SEC 2,200,000 shares of its common stock, at a proposed maximum offering price of $2.67 per share. None of these equity awards were outstanding and no other equity awards were issued as of the fiscal year ended December 31, 2009.

PROPOSAL 3: RATIFICATION AND APPROVAL OF THE 2010 STOCK INCENTIVE PLAN

There is being submitted to the stockholders at the Annual Meeting, the ratification and approval of the Company’s 2010 Stock Incentive Plan (the “2010 Plan”), a copy of which is included as Appendix B, pursuant to which the Company may grant an aggregate of 1,989,823 shares of the Company’s Common Stock to the Company’s directors, officers, employees or consultants.

Description of the 2010 Plan

The Board believes that in order to attract and retain the services of executive and other key employees, it is necessary for the Company to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, on July 26, 2010, the Board adopted, subject to stockholder approval, the 2010 Plan, covering 1,989,823 shares of Common Stock. Set forth below is a summary of the 2010 Plan, but this summary is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which is included as Appendix B.

Administration

The 2010 Plan will be administered by the Board, provided, however, that the Board may delegate such administration to the Compensation Committee. Subject to the provisions of the 2010 Plan, the Board and/or the Compensation Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; and (d) make all other determinations necessary or advisable for the 2010 Plan's administration.

Eligibility

Generally, the persons who are eligible to receive grants are directors, officers, employees or consultants to the Company. Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company.

Stock

Stock subject to grants may be either unissued or reacquired stock. Subject to adjustment as provided in the 2010 Plan, the total number of shares of stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the 2010 Plan shall not exceed 1,989,823. The Company must reserve and keep available at all times during the term of the 2010 Plan such number of shares as shall be sufficient to satisfy the requirements of the 2010 Plan.

Terms and Conditions of Options

Options granted under the 2010 Plan must be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Compensation Committee shall from time to time approve. Each Option must state the number of shares to which it pertains, and the exercise price. The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Any Option granted to an employee, consultant or director of the Company shall become exercisable over a period of no longer than ten (10) years. Unless otherwise specified by the Board or the Compensation Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Compensation Committee authorizes the granting of such Option. Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days after such termination (except that in the case of "termination for cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate). The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services.

No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee.

Stock Awards and Restricted Stock Purchase Offers

All or part of any Stock Award under the 2010 Plan may be subject to conditions established by the Board or the Compensation Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance.

A grant of a Restricted Stock Purchase Offer under the 2010 Plan shall be subject to such (i) vesting contingencies related to the participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Compensation Committee shall determine, in their sole discretion, consistent with the provisions of the 2010 Plan. Shares of Stock which participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Compensation Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the 2010 Plan for participants who are both citizens and residents of the United States.  This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant's tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant's tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant's tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant's tax basis will equal the fair market value of the share on the date of exercise and the participant's holding period will begin on the day after the exercise date. The participant's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under "Incentive Stock Options - Disposition of Incentive Option Shares," will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an ISO will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the "spread") generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant's federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares. If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the 2010 Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

2010 Plan Benefits

No determination has been made as to the types or amounts of awards that will be granted to specific individuals under the 2010 Plan.

Recommendation and Required Vote

The affirmative vote of  a majority of common shares present at the meeting and entitled to vote on each matter is required for the ratification and approval of this proposal.

The Board recommends a vote FOR ratifying and approving the Company’s 2010 Stock Incentive Plan.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected the firm, Goldman Kurland Mohidin (“GKM”), an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2010, subject to ratification of such selection by stockholders.

Previous Independent Accountant

On September 1, 2010, Acqavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”) was dismissed as our registered independent public accounting firm as reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2010 (the “8-K”).

The audit reports of ACSB on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years and through the date of the 8-K, we have had no disagreements with ACSB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACSB, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of the 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission.

New Independent Accountant

On September 1, 2010, the Audit Committee of our Board of Directors approved the appointment of Goldman Kurland Mohidin (“GKM”) as our new independent registered public accounting firm effective as of September 1, 2010. During our two most recent fiscal years and through the date of our engagement, we did not consult with GKM regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)).

Prior to engaging GKM, GKM did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to continue the appointment of GKM as our new independent registered public accounting firm.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by our Board. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of GKM as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

A representative of GKM will be present at the Annual Meeting and will be afforded the opportunity to make a statement if he or she decides to do so. The representative will also be available to respond to appropriate questions from stockholders at the Annual Meeting. A representative from ACSB will not be present at the Annual Meeting.

Audit Fees

During fiscal years 2008 and 2009, the aggregate fees which we paid to or were billed by Morgenstern, Svoboda & Baer CPA (“Morgenstern”) and ACSB, our former independent registered public firms, for professional services were as follows:

	Fiscal year ended December 31,
	2008	2009	2009
	Morgenstern	Morgenstern	ACSB

Audit fees	$161,000	$0	$120,000
Audit-related fees	$0	$56,000	$28,000
Tax fees	$0	$0	$7,000
All other fees	$0	$0	$0

ACSB was appointed as our new independent registered public accounting firm on June 30, 2009 for our fiscal year ended December 31, 2009. Prior to that, Morgenstern served as our independent registered public accounting firms for the fiscal year ending December 31, 2008.

We incurred, in the aggregate, approximately $161,000 and $120,000 for professional services rendered by Morgenstern and ACSB, respectively, for the audit of Universal Travel’s annual financial statements and the internal control for financial reporting for the years ended December 31, 2008 and December 31, 2009, respectively.

Audit-Related Fees

We incurred approximately $0 and $56,000 in audit-related fees from Morgenstern, for audit-related services during the years ended December 31, 2008 and as of June 30, 2009, respectively. We incurred $28,000 in audit-related fees from ACSB for audit-related services during the year ended December 31, 2009.

Tax Fees

We incurred approximately $0 and $7,000 in tax fees from Morgenstern and ACSB, respectively, for tax compliance or tax consulting services during the years ended December 31, 2009 and December 31, 2008, respectively.

All Other Fees

We did not incur any fees from its registered independent public accounting firm for services rendered to us, other than the services covered in "Audit Fees" and “Audit-Related Fees” for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Our Board of Directors recommends a vote FOR ratification of the appointment of Goldman Kurland Mohidin as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

STOCKHOLDER PROPOSALS

Proposals by any stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than May 25, 2011.

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2011Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before May 25, 2011. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

 Stockholders who wish to make a proposal at the 2011 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than May 25, 2011. If a shareholder who wishes to present a proposal fails to notify us by May 25, 2011, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1, 2, 3 and 4 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Jing Xie, Secretary, Universal Travel Group, 5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, PRC 518000, we will provide without charge to each person requesting a copy of our 2009 Annual Report or annual report on Form 10-K for the year ended December 31, 2009, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2009 Annual Report and annual report on Form 10-K for the year ended December 31, 2009, are available on our Internet website at us.cnutg.com.

By Order of the Board of Directors.
Jiangping Jiang
Chairman and Chief Executive Officer

Shenzhen, PRC
September 13, 2010

APPENDIX A

CERTIFICATE OF AMENDMENT OF
THE CERTIFICATE OF INCORPORATION OF
UNIVERSAL TRAVEL GROUP

(Pursuant to Sections 78.385 and 78.390 of the of the Nevada Revised Statutes)

Universal Travel Group, a corporation organized and existing under the laws of the state of Nevada (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: The Certificate of Incorporation of the Corporation (the "Certificate of  Incorporation"),  is hereby amended to authorize the  classification  of the Board of Directors of the Corporation into three  classes with  staggered  terms.

SECOND:  Paragraph 3 of the Certificate of Incorporation is hereby amended by striking out Paragraph 3 thereof and by substituting in lieu of said Paragraph the following new Paragraph 3:

“The affairs of the corporation shall be governed by a Board of Directors. The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide. Commencing with the annual meeting of stockholders in 2010, directors shall be divided into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III. The initial term of office of the Class I directors shall expire on the date of the first annual meeting of stockholders following the end of the 2010 fiscal year (the "2011 Annual Meeting"), the initial term of office of the Class II directors shall expire on the date of the first annual meeting of stockholders next succeeding the 2011 Annual Meeting (the "2012 Annual Meeting") and the initial term of office of the Class III directors shall expire on the date of the first annual meeting of stockholders next succeeding the 2012 Annual Meeting. At each annual meeting of stockholders following such classification and division of the members of the Board of Directors, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, so that the term of office of one class of directors shall expire in each year. Each director shall hold office until the expiration of such director's term of office and until such director's successor shall have been elected and qualified, or until such director's earlier resignation, removal or death. In case of any increase or decrease, from time to time, in the number of directors constituting the whole Board of Directors, the number of directors in each class shall be determined by action of the Board of Directors. A director elected by the remainder of the Board of Directors to fill a vacancy shall hold office for the remainder of the term of the predecessor director and until such director's successor has been elected and qualified, or until such director's earlier resignation, removal or death.”

THIRD:  The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is October__, 2010

IN WITNESS  WHEREOF,  the Chairman of the  Corporation has hereunto set his hand to this Certificate this __th day of October,  2010.

UNIVERSAL TRAVEL GROUP

By:
Name: Jiangping Jiang
Title: Chairman and Chief Executive
Officer

APPENDIX B

UNIVERSAL TRAVEL GROUP

2010 INCENTIVE STOCK PLAN

This Universal Travel Group 2010 Incentive Stock Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company.  These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.         Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)
"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" – Universal Travel Group and its subsidiaries, including subsidiaries of subsidiaries.

(e)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(f)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)	"Nevada Securities Rules" – Nevada Securities Uniform Act

(h)
"Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(i)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(j)
"Option" - Either an Incentive Stock Option, in accordance with Section 422 of the Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

(k)	"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(l)	"Restricted Stock Purchase Offer" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(m)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(n)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

(o)	"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.         Administration.

      The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind  rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.         Eligibility.

(a)
General:  The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options:  Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

      The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate Fair Market Value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.         Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares:  Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 1,989,823. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares:  The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)
Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5. Terms and Conditions of Options.

Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of Fair Market Value as of the date of grant; and

(ii)
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of Fair Market Value as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)
Medium and Time of Payment:  The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)
in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under the Securities Rules of the State of Nevada and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Nevada corporations law as may be acceptable to the Board.

(d)	Term and Exercise of Options:

Any Option granted to an employee, consultant or director of the Company shall become exercisable over a period of no longer than ten (10) years. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option. Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director:  If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for good cause" as that term is defined in Nevada case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days after such termination (except that in the case of "termination for cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee:  If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee:  If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization:  Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization.  In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Shareholder:  An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options:  Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and the Nevada Securities Rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Exercise Before Exercise Date:  At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)
Other Provisions:  The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the Nevada Securities Rules, Nevada corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)
Repurchase Agreement:  The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the Nevada Securities Rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

  6. Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

(i)
Stock Award.  All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C.

(ii)
Restricted Stock Purchase Offer.  A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D.

(b)
Conditions and Restrictions.  Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)
Cancellation and Rescission of Grants.  Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i)
A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances.  A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii)
A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)
Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

   (d) Nonassignability.

(i)
Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)
Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)
Termination of Employment.  If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)
Retirement Under a Company Retirement Plan.  When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company.  When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant.

(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.	Investment Intent.

All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Section 4(2) thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.	Amendment, Modification, Suspension or Discontinuance of the Plan.

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.	Tax Withholding.

The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.	Availability of Information.

During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11.	Notice.

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.	Indemnification of Board.

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto, to the extent not  otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

14.	Effective and Termination Dates.

The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten (10) years later, subject to earlier termination by the Board pursuant to Section 8.

[SIGNATURE PAGE TO FOLLOW]

The foregoing 2010 Incentive Stock Plan was duly adopted and approved by the Board of Directors and the majority of shareholders on August ___, 2010.

UNIVERSAL TRAVEL GROUP, a Nevada corporation

By:	/s/
Name: Jiangping Jiang
Title: Chairman and Chief Executive Officer

EXHIBIT A

UNIVERSAL TRAVEL GROUP
INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Universal Travel Group, a Nevada corporation (the "Company"), and the employee of the Company named in Section 1(b). ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

2.  Acknowledgements.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2010 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted.

(c) The Board has authorized the granting to Optionee of an incentive stock option ("Option") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Price.  The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than the fair market value per share of the Shares covered by this Option as of the date hereof (unless Optionee is the owner of Stock possessing ten percent or more of the total voting power or value of all outstanding Stock of the Company, in which case the Exercise Price shall be no less than 110% of the fair market value of such Stock).

4.  Term of Option; Continuation of Employment.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate ____ (___) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such ____ (___) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.  Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment in ______ equal annual installments of _______ percent of the Shares covered by this Option, the first installment to be exercisable on _______ anniversary of the date of this Option (the "Initial Vesting Date"), with an additional _____ percent of such Shares becoming exercisable on each of the successive periods following the Initial Vesting Date. The installments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6.  Exercise.  This Option shall be exercised as follows:

(i)
by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated "for cause", as that term is defined, or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Additional Consideration.  Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

12. Modifications, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefor (to the extent not theretofore exercised), subject at all times to the Plan, and Section 422 of the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN INCENTIVE STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14.  Effects of Early Disposition.  Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one (1) year after the date of issuance of such shares to Optionee, such Optionee will be treated for income tax purposes as having received ordinary income at the time of such disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee's adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or ten percent holder of the Company. Optionee agrees to notify the Company within ten (10) working days of any such disposition.

15.  Stand-off Agreement.  Optionee agrees that in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16.  Restriction upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause.  In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 16(a) or 16(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in Nevada and/or Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 16.

(d)  Right of First Refusal.  In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers.  Notwithstanding any provisions in this Section 16 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 16(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

 (g)  Release of Restrictions on Shares.  All rights and restrictions under this Section 16 shall terminate ten (10) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

17.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

18.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

UNIVERSAL TRAVEL GROUP, a Nevada corporation
COMPANY:
By:
Name: Jiangping Jiang
Title: Chairman and Chief Executive Officer

OPTIONEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

UNIVERSAL TRAVEL GROUP

Re: Incentive Stock Option

Notice is hereby given pursuant to Section 6 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Incentive Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2010 Incentive Stock Plan.

By:
(signature)

Name:

EXHIBIT B-1

UNIVERSAL TRAVEL GROUP
EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT

This Employee Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Universal Travel Group, a Nevada corporation (the "Company"), and the following employee of the Company ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

2.  Acknowledgements.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2010 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Price.  Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five percent (85%) of the fair market value per share of the Shares covered by this Option as of the date hereof.

4.  Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ___ (__) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such ___ (__) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.  Vesting of Option.

Subject to the provisions of Sections 7 and 8 hereof, this Option shall become vested and exercisable during the term of Optionee's employment in Six (6) equal annual installments of [___] percent ([__]%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option.

6.  Exercise.  This Option shall be exercised as follows:

(i)
by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.  Termination of Employment.  If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated "for cause" as that term is defined under the Nevada Securities Rules and case law related thereto, or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefor (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the Nevada Securities Rules. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

 (b) Repurchase Right on Termination for Cause. In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada and/or Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

 (g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate ____ (___) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	UNIVERSAL TRAVEL GROUP, a Nevada corporation

By:
Name: Jiangping Jiang
Title: Chairman and Chief Executive Officer

OPTIONEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

UNIVERSAL TRAVEL GROUP

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2010 Incentive Stock Plan.

By:
(signature)

Name:

EXHIBIT B-2

UNIVERSAL TRAVEL GROUP
NONSTATUTORY STOCK OPTION AGREEMENT

This Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Universal Travel Group, a Nevada corporation (the "Company"), and the following Director of the Company ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

2.  Acknowledgements.

(a)  Optionee is a member of the Board of Directors of the Company.

(b)  The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2010 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Price.  Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five percent (85%) of the fair market value per share of the Shares covered by this Option as of the date hereof.

4.  Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, _____ (__) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such _____ (__) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.  Vesting of Option.

Subject to the provisions of Sections 7 and 8 hereof, this Option shall become vested and exercisable during the term of Optionee's employment in Six (6) equal annual installments of [    ] percent([    ]%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option.

6.  Exercise.  This Option shall be exercised as follows:

(i)
by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.  Termination of Service.  If Optionee shall cease to serve as a Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and the maximum number of Shares that Optionee may purchase pursuant hereto shall be limited to the number of Shares that were vested as of the date Optionee ceases to be a Director (to the nearest whole Share). Thereupon, Optionee shall have the right to exercise this Option, at any time during the remaining term hereof, to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director; provided, however, if Optionee is removed as a Director pursuant to the Nevada corporation law, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the Nevada Securities Rules.  Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than by Removal. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's service as a director; (ii) death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, and upon mutual agreement of the Company and Optionee, the Company may repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

 (b)  Repurchase Right on Removal.  In the event Optionee is removed as a director pursuant to the Nevada Securities Rules, or Optionee voluntarily resigns as a director prior to the date upon which the last installment of Shares becomes exercisable pursuant to Section 5, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon removal or resignation all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of such removal or resignation, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d)  Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)  Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate ____ (__) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

  16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	UNIVERSAL TRAVEL GROUP, a Nevada corporation

By:
Name: Jiangping Jiang
Title: Chairman and Chief Executive Officer

OPTIONEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing NONSTATUTORY STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A
NOTICE OF EXERCISE

UNIVERSAL TRAVEL GROUP

               Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2010 Incentive Stock Plan.

By:
(signature)

Name:

EXHIBIT B-3

UNIVERSAL TRAVEL GROUP
CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT

This Consultant Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Universal Travel Group, a Nevada corporation (the "Company"), and the following consultant to the Company (herein, the "Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

2.  Acknowledgements.

(a)  Optionee is an independent consultant to the Company, not an employee;

(b)  The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2010 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Price.  The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five 85% of the fair market value per share of the Shares covered by this Option as of the date hereof.

4.  Term of Option.  This Option shall expire, and all rights hereunder to purchase the Shares, shall terminate ____ (___) years from the date hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate Optionee as a consultant to the Company, or to increase or decrease the compensation paid to Optionee from the rate in effect as of the date hereof.

5.  Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment in ______ equal annual installments of _______ percent of the Shares covered by this Option, the first installment to be exercisable on _______ anniversary of the date of this Option (the "Initial Vesting Date"), with an additional _____ percent of such Shares becoming exercisable on each of the successive periods following the Initial Vesting Date. The installments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

7.  Termination of Service.  If Optionee's service as a consultant to the Company terminates for any reason, no further installments shall vest pursuant to Section 5, and Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceased to be a consultant to the Company; provided, however, if Optionee is terminated for reasons that would justify a termination of employment "for cause," as that term is defined by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a consultant to the Company as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while serving as a consultant to the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within ninety (90) days after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of the issuance of shares following exercise of this to Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a consultant at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ___________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a)  Repurchase Right on Termination Other Than for Cause.  For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's service as a consultant, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)  Repurchase Right on Termination for Cause.  In the event Optionee's service as a consultant is terminated by the Company "for cause" (as contemplated by Section 7), then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon any such termination of service for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any repurchase right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada and/or Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d)  Right of First Refusal.  In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers.  Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)  Release of Restrictions on Shares.  All rights and restrictions under this Section 15 shall terminate ___(_) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	UNIVERSAL TRAVEL GROUP, a Nevada corporation

By:
Name: Jiangping Jiang
Title: Chairman and Chief Executive Officer

OPTIONEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

UNIVERSAL TRAVEL GROUP

Re:  Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2010 Incentive Stock Plan.

By:
(signature)

Name:

EXHIBIT C

UNIVERSAL TRAVEL GROUP
STOCK AWARD AGREEMENT

This Stock Award Agreement ("Agreement") is made and entered into as of the date set forth below, by and between Universal Travel Group, a Nevada corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b). ("Grantee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Stock Award Information.

(a)	Date of Award:

(b)	Grantee:

(c)	Number of Shares:

(d)	Original Value:

2.	Acknowledgements.

(a)	Grantee is an employee/director/consultant of the Company.

(b)  The Company has adopted a 2010 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Value.  The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), which Shares have a fair value per share ("Original Value") equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4.  Investment Intent.  Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5.  Restriction upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a)  Repurchase Right on Termination Other Than for Cause.  For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment or service as a director/consultant by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)  Repurchase Right on Termination for Cause. In the event Grantee's employment or service as a director/consultant is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to purchase Shares of Grantee at a price equal to the Original Value. Such right of the Company to purchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment or service as a director/consultant "for cause" means (i) as to employees or consultants, termination for cause as defined in the Plan, this Agreement or in any employment or consulting agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Nevada corporation law. In the event the Company elects to purchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d)  Right of First Refusal.  In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers.  Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

 (g)  Release of Restrictions on Shares.  All rights and restrictions under this Section 15 shall terminate [__] (___) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

6.  Representations and Warranties of the Grantee.  This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a)  The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares.

(b)  The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c)  Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d)  Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e)  Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7.  Stand-off Agreement.  Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8.  Termination of Agreement.  This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9.  Agreement Subject to Plan; Applicable Law.  This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts therein.

10.  Miscellaneous.

(a)  Notices.  Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b)  Entire Agreement.  This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c)  Enforcement.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts located in the State of Nevada. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d)  Validity of Agreement.  The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	UNIVERSAL TRAVEL GROUP, a Nevada corporation

By:
Name: Jiangping Jiang
Title: Chairman and Chief Executive Officer

GRANTEE:

By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Grantee hereby agrees to be bound by the provisions of the foregoing STOCK AWARD AGREEMENT

Grantee	Spouse of Grantee

EXHIBIT D

UNIVERSAL TRAVEL GROUP
RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement ("Agreement") is made and entered into as of the date set forth below, by and between UNIVERSAL TRAVEL GROUP, a Nevada corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b). ("Grantee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Stock Purchase Information.

(a)	Date of Agreement:

(b)	Grantee:

(c)	Number of Shares:

(d)	Purchase Price:

2.  Acknowledgements.

(a)  Grantee is an employee/director/consultant of the Company.

(b)  The Company has adopted a 2010 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to officers, employees, directors and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

(c)  The Grantee desires to purchase shares of the Company's common stock on the terms and conditions set forth herein.

3.  Purchase of Shares. The Company hereby agrees to sell and Grantee hereby agrees to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), at the price per Share set forth in Section 1(d) (the "Price"). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company.  The number of Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4.  Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5.  Restriction upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a)  Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment or service as a director/consultant by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Grantee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee's employment or service as a director/consultant is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to repurchase Shares of Grantee at a price equal to the Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment or service as a director/consultant "for cause" means (i) as to employees and consultants, termination for cause as defined in the Plan, this Agreement or in any employment or consulting agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Nevada corporation law.  In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d)  Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g)  Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate ___ (_) years following the date upon which the Company receives the full Price as set forth in Section 3, or when the Company's securities are publicly traded, whichever occurs earlier.

5.  Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a)  The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b)  The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c)  Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information;

(d)  Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e)  Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of Grant, exceeds the price paid by Grantee. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7.  Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8.  Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9.  Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan.  This Grant shall be governed by the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts therein.

10.  Miscellaneous.

(a)  Notices.  Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b)  Entire Agreement.  This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c)  Enforcement.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts located in the State of Nevada. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d)  Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	UNIVERSAL TRAVEL GROUP, a Nevada corporation

By:
Name: Jiangping Jiang
Title: Chairman and Chief Executive Officer

GRANTEE:

By:
(signature)

Name:

ANNUAL MEETING OF STOCKHOLDERS OF

UNIVERSAL TRAVEL GROUP

October 11, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at us.cnutg.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733300000000000000 6 101110

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

2. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:	
○ Hujie Gao	Class I director
○ Jiduan Yuan	Class I director
○ Wenbin An	Class I director
○ Lawrence Lee	Class II director
○ Lizong Wang	Class II director
○ Jiangping Jiang	Class III director
○ Jing Xie	Class III director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
1. Proposal to approve the amend the Certificate of Incorporation of the Company.	☐	☐	☐
3. Proposal to ratify and approve the 2010 Stock Incentive Plan.	☐	☐	☐
4. Proposal to ratify the appointment of Goldman Kurland Mohidin as our independent registered public accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ABOVE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

UNIVERSAL TRAVEL GROUP

ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 11, 2010

The undersigned shareholder of Universal Travel Group (the "Company") hereby appoints Ms. Jiang Jiangping as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on August 23, 2010 at the Annual Meeting of Stockholders of the Company to be held at Wuzhou Hall, Wuzhou Guest House, #6001 Shennan Road, Futian District, Shenzhen, Guandong Province, China, at 2:00 p.m., local time, on the 11th day of October, 2010, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

(Continued and to be signed on the reverse side.)

14475